UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

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MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-09115	25‑0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

TWO NORTHSHORE CENTER, PITTSBURGH, PA	15212‑5851
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(412) 442‑8200

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 21, 2016, Matthews International Corporation issued a press release announcing the declaration of a quarterly dividend of $0.15 per share on the Company's common stock.  The dividend is payable May 16, 2016 to stockholders of record May 2, 2016.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 21, 2016, issued by Matthews International Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MATTHEWS INTERNATIONAL CORPORATION
 (Registrant)

                        By: /s/ Steven F. Nicola
Steven F. Nicola
                        Chief Financial Officer and Secretary

Date: April 22, 2016

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 21, 2016, issued by Matthews International Corporation.